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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K/A

                                CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                         Date of Report - April 9, 2002


                               SUN BANCORP, INC.
              (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                 0-14745                23-2233584
  ----------------------------     ------------       ----------------------
  (State of Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)            File Number)       Identification Number)


           2 South Market Street
         Selinsgrove, Pennsylvania                            17870
  ----------------------------------------                  ----------
  (Address of Principal Executive Offices)                  (Zip Code)


     Registrant's Telephone Number (Including Area Code)  (570) 374-1131
                                                          --------------

                                    N/A
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant.
         ---------------------------------

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         Not Applicable.

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         Not Applicable.

Item 5.  Other Events.
         -------------

         Not Applicable.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibit:

         99 Press Release of Registrant, Sun Bancorp, Inc., dated April 4, 2002, regarding the retirement of Fred W. Kelly, Jr., Chairman of the Board.

Item 8.  Change in Fiscal Year.
         ----------------------

         Not Applicable.

Item 9.  Regulation FD Disclosure.
         -------------------------

         On April 4, 2001, the Registrant issued a press release regarding the retirement of Fred W. Kelly, Jr. as Chairman of the Board and as a Director of Sun Bancorp, Inc. and its affiliates, effective April 25, 2002. The press release incorrectly stated that Mr. Kelly will continue serving SunBank as a consultant through year-end 2003.
         Mr. Kelly will continue serving SunBank as a consultant through year-end 2002.





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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SUN BANCORP, INC.
                                             (Registrant)


Dated: April  9, 2002                           /s/ Robert J. McCormack
                                           -----------------------------------
                                                  Robert J. McCormack
                                           President & Chief Executive Officer
                                              (Principal Executive Officer)